Form 10-K, Exhibit 13
period 1997-12-31
MONEY STORE HOME IMPROVEMENT TRUST 1997-1
filed 1998-03-31
CIK 1037000

EXHIBIT 13
                             SERVICER'S CERTIFICATE



In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of February 28, 1997, The Money Store, Inc. reports the following information pertaining to Series 1997-I, for the calendar year 1997:


   (IX)    Amount of Interest Received                          15,786,274.92


  (XIII)   Class "A-1" Remittance Amount
           (A) Current Interest Requirement                      2,193,634.95
           (B) Principal Distribution Amount                    20,746,293.32
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL CLASS "A-1" REMITTANCE AMOUNT                  22,939,928.27

           Class "A-2" Remittance Amount:
           (A) Current Interest Requirement                      3,047,475.00
           (B) Principal Distribution Amount                             0.00
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL CLASS "A-2" REMITTANCE AMOUNT                   3,047,475.00

           Class "A-3" Remittance Amount:
           (A) Current Interest Requirement                      1,140,801.50
           (B) Principal Distribution Amount                             0.00
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL CLASS "A-3" REMITTANCE AMOUNT                   1,140,801.50

           Class A Remittance Amount:
           (A) Current Interest Requirement                      6,381,911.45
           (B) Principal Distribution Amount                    20,746,293.32
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL CLASS A REMITTANCE AMOUNT                      27,128,204.77

           Class M-1 Remittance Amount:
           (A) Current Interest Requirement                      1,566,906.30
           (B) Principal Distribution Amount                             0.00
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL CLASS M-1 REMITTANCE AMOUNT                     1,566,906.30

           Class M-2 Remittance Amount:
           (A) Current Interest Requirement                        823,812.50
           (B) Principal Distribution Amount                             0.00
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL CLASS M-2 REMITTANCE AMOUNT                       823,812.50

           Class M Remittance Amount:
           (A) Current Interest Requirement                      2,390,718.80
           (B) Principal Distribution Amount                             0.00
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL CLASS M REMITTANCE AMOUNT                       2,390,718.80

           Class B-1 Remittance Amount:
           (A) Current Interest Requirement                        602,364.60
           (B) Principal Distribution Amount                             0.00
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL CLASS B-1 REMITTANCE AMOUNT                        602,364.60

           Class B-2 Remittance Amount:
           (A) Current Interest Requirement                        442,729.00
           (B) Principal Distribution Amount                             0.00
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL CLASS B-2 REMITTANCE AMOUNT                       442,729.00

           Class B Remittance Amount:
           (A) Current Interest Requirement                      1,045,093.60
           (B) Principal Distribution Amount                             0.00
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL Class B REMITTANCE AMOUNT                       1,045,093.60

           Aggregated Remittance Amount:
           (A) Current Interest Requirement                      9,817,723.85
           (B) Principal Distribution Amount                    20,746,293.32
           (C) Carry Forward Amount                                      0.00
           (D) Monthly Advance for Bankruptcy                            0.00
           TOTAL REMITTANCE AMOUNT                              30,564,017.17

(XIX)     (A)  Servicing Fee for the Related Due Period            578,025.59
          (B) Contingency fee for the related due period           578,025.59
          (C) Amount to be deposited to the expense
                account - TRUSTEE                                   69,585.62
          (D) FHA Premium Account                                   90,641.27

BY: /S/  HARRY PUGLISI
    Harry Puglisi
    Treasurer